SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 27, 2006

724 Solutions Inc.

(Exact Name of Registrant as Specified in Charter)

Canada	000-31146	Inapplicable

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID Number)

1221 State Street, Suite 200, Santa Barbara, CA 93101

(Address of principal executive offices)

Registrant’s telephone number, including area code: (805) 884-8308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Definitive Material Agreement

          On June 27, 2006, 724 Solutions Inc. (the “Company”) announced that Michael Luna, the Company’s Chief Technology Officer, resigned from his position with the Company, effective July 31, 2006.  Mr. Luna has been employed with the Company under an offer of employment letter that was entered into on October 7, 2004. Mr. Luna’s current salary is $220,000 per annum.

Item 8.01.  Other Events.

          On June 27, 2006, 724 Solutions Inc. (the “Company”) announced that Michael Luna, the Company’s Chief Technology Officer, resigned from his position with the Company, effective July 31, 2006.

          A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

99.1	Press Release, dated June 27, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

724 SOLUTIONS INC.

By:	/s/ Stephen Morrison

Name:	Stephen Morrison
Title:	Chief Financial Officer and Senior Vice President, Corporate Services

Dated: June 27, 2006

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